Goodwill and Intangible Assets, Net	12 Months Ended
Dec. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets, Net
Goodwill and Intangible Assets, Net

Management performs an annual goodwill assessment at the reporting unit level. We first assess qualitative factors to evaluate whether it is more likely than not that an impairment has occurred and if it is then necessary to perform the two-step goodwill impairment test. The two-step goodwill impairment test involves fair value measurements that are based on significant inputs not observable in the market and thus represent Level 3 measurements. In the two-step assessment, management primarily uses a discounted cash flow analysis, supplemented by a market approach analysis. Key assumptions in the discounted cash flow analysis include an appropriate discount rate, estimated volumes, storage utilization, terminal year multiples, operating costs and maintenance capital expenditures. In estimating cash flows, management incorporates current market information, as well as historical and other factors into the forecasted commodity prices and contracted rates used.

As a result of our step one analysis in the fourth quarter of 2015, we determined that the estimated fair value of certain reporting units within our Gas Gathering and Processing Services, Liquid Pipelines and Services and Propane Marketing Services reportable segments were less than their respective carrying amounts, primarily due to changes in assumptions related to commodity prices, the timing of estimated drilling by producers, and discount rates. These assumptions were adversely impacted by the continuing decline in market conditions within the energy sector at the time.

The second step of the goodwill impairment test involved allocating the estimated fair value of each reporting unit among the assets and liabilities of the reporting unit in a hypothetical purchase price allocation. The results of the hypothetical purchase price allocation indicated there was no fair value attributable to goodwill of the reporting units within our Gas Gathering and Processing Services reportable segment and we recognized an impairment charge of $118.6 million which consisted of $95.0 million and $23.6 million related to the Costar and Lavaca acquisitions, respectively. In addition, we recognized a $23.6 million impairment charge in our Liquid Pipelines and Services reportable segment relating to our Crude Oil Supply and Logistics business, and a $6.3 million impairment charge in our Propane Marketing Services reportable segment related to JP Liquids. As a result, we recognized total goodwill impairment charges of $148.5 million during the year ended December 31, 2015. In 2016, we recognized additional goodwill impairment charges totaling $15.5 million in our Propane Marketing Services reportable segment, which consisted of $12.8 million and $2.7 million related to our Pinnacle Propane Express and JP Liquids businesses, respectively. Given the market condition trend surrounding Pinnacle Propane Express and JP Liquids, we may recognize further impairments related to those assets in the future.

The following table presents activity in the Partnership's goodwill balance:

	Gas Gathering and Processing Services	Liquid Pipelines and Services	Terminalling Services	Propane Marketing Services	Total
	(in thousands)
Balance at January 1, 2015	$125,974	$137,243	$88,466	$31,335	$383,018
Goodwill acquired during the year	—	—	—	5,806	5,806
Return of purchase price	(7,382)	—	—	—	(7,382)
Impairment charges	(118,592)	(23,574)	—	(6,322)	(148,488)
Balance at December 31, 2015	—	113,669	88,466	30,819	232,954
Impairment charges		—	—	(15,456)	(15,456)
Balance at December 31, 2016	$—	$113,669	$88,466	$15,363	$217,498

Intangible assets, net, consists of customer relationships, customer contracts, dedicated acreage agreements, and collaborative arrangements as acquired in connection with business combinations. These intangible assets have definite lives and are subject to amortization on a straight-line basis over their economic lives, currently ranging from approximately 5 years to 30 years. Intangible assets, net, consist of the following:

	December 31,
	2016	2015
	(in thousands)
Gross carrying amount:
Customer relationships	$133,503	$136,030
Customer contracts	95,594	95,594
Dedicated acreage	53,350	53,350
Collaborative arrangements	11,884	11,884
Noncompete agreements	3,423	3,575
Other	751	751
	$298,505	$301,184
Accumulated amortization:
Customer relationships	$(31,471)	$(23,885)
Customer contracts	(33,414)	(24,538)
Dedicated acreage	(4,439)	(2,661)
Collaborative arrangements	(601)	—
Noncompete agreements	(3,086)	(2,664)
Other	(211)	(155)
	$(73,222)	$(53,903)
Net carrying amount:
Customer relationships	$102,032	$112,145
Customer contracts	62,180	71,056
Dedicated acreage	48,911	50,689
Collaborative arrangements	11,283	11,884
Noncompete agreements	337	911
Other	540	596
	$225,283	$247,281

In connection with the sale of the Mid-Continent Business we recorded an impairment charge of $0.7 million related to customer relationships during the year ended December 31, 2015, which is included in net loss from discontinued operations, net of tax in the consolidated statement of operations. In addition, as a result of the sale of the Bakken Business, we wrote-off $8.1 million in customer contracts during the year ended December 31, 2014.

For the years ended December 31, 2016, 2015 and 2014, amortization expense on our intangible assets totaled $22.0 million, $22.8 million and $20.8 million, respectively, which is included depreciation, amortization and accretion in the consolidated statements of operations. Amortization expense of $0.1 million, $1.2 million and $2.0 million for the years ended December 31 2016, 2015 and 2014, respectively, relating to the Mid-Continent Business and Bakken Business is included in the net loss from discontinued operations, net of tax, in the consolidated statement of operations.

Estimated amortization expense for each of the next five years ranges from $14.3 million to $19.9 million, with an aggregate $138.1 million to be recognized in subsequent years.

The storage tank capacity in our crude oil storage facility in Cushing, Oklahoma is dedicated to one customer pursuant to a long-term contract with an initial expiration date of August 3, 2017 and an optional two year renewal term. We did not receive a notice of the customer's intent to renew this contract by the required date of February 3, 2017. While we continue to be in discussions with the customer and other parties about renting the storage capacity, we began to accelerate the remaining amortization of the related customer relationship intangible of $10.0 million over the remaining term of the original agreement.